INDEBTEDNESS	12 Months Ended
Dec. 28, 2012
Notes to Financial Statements [Abstract]
INDEBTEDNESS
	Year Ended
	December 28,	December 30,	December 31,
(In millions, except percentages)	2012	2011	2010
Effective average interest rates paid on the revolving line of credit	1.9%	1.3%	3.0%
Average daily revolving line of credit balances	$139.5	$25.9	$0.3
Maximum amounts outstanding at any point during the year	$420.0	$104.6	$12.1

NOTE 10. INDEBTEDNESS

Indebtedness consisted of the following:

	December 28,	December 30,
(In millions)	2012	2011
Term loan, net of debt issuance costs	$666.3	$695.1
3.85% Senior Notes (net of discount)	399.5	—
5.00% Senior Notes (net of discount)	599.5	—
7.50% Canadian Notes (including premium)	203.8	—
Revolving line of credit	100.5	23.0
Other indebtedness	94.7	80.4
Total indebtedness	2,064.3	798.5
Less:
Current portion of long-term debt	71.8	61.5
Long-term debt	$1,992.5	$737.0

2011 Credit Facility

As of December 28, 2012 and December 30, 2011, the outstanding balances of the term loan under our senior credit facility (“2011 Credit Facility”) were $670.0 million and $700.0 million, respectively. Loans outstanding under our 2011 Credit Facility bear interest, at our option, at the base rate or at the London Interbank Offered Rate (“LIBOR”) plus, in each case, an applicable per annum margin. The applicable margin is determined based on the better of our debt ratings or our leverage ratio in accordance with a pricing grid. The interest rate at which we normally borrow is comprised of LIBOR plus 150 basis points. As of December 28, 2012 and December 30, 2011, the interest rates applicable to the term loan were 1.71% and 1.80%, respectively.

Our 2011 Credit Facility will mature on October 19, 2016 and our first quarterly principal payment was due on December 28, 2012. We have an option to prepay the term loans at any time without penalty.

Under our 2011 Credit Facility, we are subject to financial covenants and other customary non-financial covenants. Our financial covenants include a maximum consolidated leverage ratio, which is calculated by dividing total debt by earnings before interest, taxes, depreciation and amortization (“EBITDA”), as defined below, and a minimum interest coverage ratio, which is calculated by dividing cash interest expense into EBITDA. Both calculations are based on the financial data of our most recent four fiscal quarters.

For purposes of our 2011 Credit Facility, consolidated EBITDA is defined as consolidated net income attributable to URS plus interest, depreciation and amortization expense, income tax expense, and other non-cash items (including impairments of goodwill or intangible assets). Consolidated EBITDA shall include pro-forma components of EBITDA attributable to any permitted acquisition consummated during the period of calculation.

Our 2011 Credit Facility contains restrictions, some of which apply only above specific thresholds, regarding indebtedness, liens, investments and acquisitions, contingent obligations, dividend payments, stock repurchases, asset sales, fundamental business changes, transactions with affiliates, and changes in fiscal year.

Our 2011 Credit Facility identifies various events of default and provides for acceleration of the obligations and exercise of other enforcement remedies upon default. Events of default include our failure to make payments under the credit facility; cross-defaults; a breach of financial, affirmative and negative covenants; a breach of representations and warranties; bankruptcy and other insolvency events; the existence of unsatisfied judgments and attachments; dissolution; other events relating to the Employee Retirement Income Security Act (“ERISA”); a change in control and invalidity of loan documents.

Our 2011 Credit Facility is guaranteed by all of our existing and future domestic subsidiaries that, on an individual basis, represent more than 10% of either our consolidated domestic assets or consolidated domestic revenues. If necessary, additional domestic subsidiaries will be included so that assets and revenues of subsidiary guarantors are equal at all times to at least 80% of our consolidated domestic assets and consolidated domestic revenues of our available domestic subsidiaries.

We may use any future borrowings from our 2011 Credit Facility along with operating cash flows for general corporate purposes, including funding working capital, making capital expenditures, funding acquisitions, dividends and repurchasing our common stock.

We were in compliance with the covenants of our 2011 Credit Facility as of December 28, 2012.

Senior Notes and Canadian Notes

On March 15, 2012, we issued in a private placement $400.0 million aggregate principal amount of 3.85% Senior Notes due on April 1, 2017 and $600.0 million aggregate principal amount of 5.00% Senior Notes due on April 1, 2022 (collectively, the “Senior Notes”). As of December 28, 2012, the outstanding balance of the Senior Notes was $999.0 million, net of $1.0 million of discount.

Interest on the Senior Notes is payable semi-annually on April 1 and October 1 of each year beginning on October 1, 2012. The net proceeds of the Senior Notes were used to fund the acquisition of Flint. We may redeem the Senior Notes, in whole or in part, at any time and from time to time, at a price equal to 100% of the principal amount, plus a "make-whole" premium and accrued and unpaid interest as described in the indenture. In addition, we may redeem all or a portion of the 5.00% Senior Notes at any time on or after the date that is three months prior to the maturity date of those 5.00% Senior Notes, at a redemption price equal to 100% of the principal amount of the 5.00% Senior Notes to be redeemed. We may also, at our option, redeem the Senior Notes, in whole, at 100% of the principal amount and accrued and unpaid interest upon the occurrence of certain events that result in an obligation to pay additional amounts as a result of certain specified changes in tax law described in the indenture. Additionally, if a change of control triggering event occurs, as defined by the terms of the indenture, we will be required to offer to purchase the Senior Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest, if any, to the date of the purchase. We are generally not limited under the indenture governing the Senior Notes in our ability to incur additional indebtedness provided we are in compliance with certain restrictive covenants, including restrictions on liens and restrictions on sale and leaseback transactions, and merge or sell substantially all of our property and assets.

The Senior Notes are our general unsecured senior obligations and rank equally with our other existing and future unsecured senior indebtedness. The Senior Notes are fully and unconditionally guaranteed (the “Guarantees”) by each of our current and future domestic subsidiaries that are guarantors under our 2011 Credit Facility or that are wholly owned domestic obligors or wholly owned domestic guarantors, individually or collectively, under any future indebtedness of our subsidiaries in excess of $100.0 million (the “Guarantors”). The Guarantees are the Guarantors' unsecured senior obligations and rank equally with the Guarantors' other existing and future unsecured senior indebtedness.

In connection with the sale of the Senior Notes, we entered into a registration rights agreement under which we agreed to file a registration statement with the Securities and Exchange Commission (“SEC”) offering to exchange any privately placed Senior Notes with substantially similar notes, except that the newly exchanged notes will be unrestricted and freely tradable securities. We also agreed to use commercially reasonable efforts to cause the registration statement to be declared effective by the SEC and complete the exchange offer no later than March 15, 2013. We do not expect to complete our exchange offer until after March 15, 2013. After that date, we will be required to pay additional interest up to a maximum of 50 basis points to the holders of the Senior Notes until the exchange offer is completed.

On May 14, 2012, we guaranteed Flint's senior notes (the “Canadian Notes”) with an outstanding face value of C$175.0 million (US$175.0 million). The Canadian Notes mature on June 15, 2019 and bear interest at 7.5% per year, payable in equal installments semi-annually in arrears on June 15 and December 15 of each year. As of December 28, 2012, the outstanding balance of the Canadian Notes was $203.8 million, including $28.0 million of premium.

The Canadian Notes are Flint's direct senior unsecured obligations and rank pari passu, subject to statutory preferred exceptions, with URS' guarantee of that debt. Prior to June 15, 2014, we may redeem up to 35.0% of the principal amount of the outstanding Canadian Notes with the net cash proceeds of one or more qualified equity offerings at a redemption price equal to 107.5% of the principal amount of the Canadian Notes, provided that at least 65.0% of the aggregate principal amount of the Canadian Notes remain outstanding. We may also redeem the Canadian Notes prior to June 15, 2015 at a redemption price equal to 100.0% of the principal amount of the Canadian Notes plus an applicable premium. We may also redeem the Canadian Notes on or after June 15, 2015 at a redemption price equal to 103.8% of the principal amount if redeemed in the twelve-month period beginning June 15, 2015; at a redemption price equal to 101.9% of the principal amount if redeemed in the twelve-month period beginning June 15, 2016 and at a redemption price equal to 100.0% of the principal amount if redeemed in the period beginning June 15, 2017 before maturity.

Upon the occurrence of a change in control, Canadian Notes holders have a right to require that their Notes be redeemed at a cash price equal to 101.0% of the principal amount of the Canadian Notes.  Our acquisition of Flint constituted a change in control under the Canadian Note indenture and, as a result, the holders of the Canadian Notes had the right to require that their Notes be redeemed. The Canadian Notes also contain covenants limiting us and some of our subsidiaries' ability to create liens and restricts them from amalgamating, consolidating or merging with or into or winding up or dissolving into another person or selling, leasing, transferring, conveying or otherwise disposing of or assigning all or substantially all of their assets. The Canadian Notes also contain covenants, which are suspended as long as the Canadian Notes have investment grade ratings, that would restrict us and some of our subsidiaries from making restricted payments, incurring indebtedness, selling assets and entering into transactions with affiliates. As of December 28, 2012, the Canadian Notes carried investment grade ratings.

We were in compliance with the covenants of our Senior Notes and Canadian Notes as of December 28, 2012.

Revolving Line of Credit

Our revolving line of credit is used to fund daily operating cash needs and to support our standby letters of credit. In the ordinary course of business, the use of our revolving line of credit is a function of collection and disbursement activities. Our daily cash needs generally follow a predictable pattern that parallels our payroll cycles, which dictate, as necessary, our short-term borrowing requirements.

We had outstanding debt balances of $100.5 million and $23.0 million on our revolving line of credit as of December 28, 2012 and December 30, 2011, respectively. As of December 28, 2012, we had issued $132.0 million of letters of credit, leaving $767.5 million available under our revolving credit facility.

Our revolving line of credit information was summarized as follows:

	Year Ended
	December 28,	December 30,	December 31,
(In millions, except percentages)	2012	2011	2010
Effective average interest rates paid on the revolving line of credit	1.9%	1.3%	3.0%
Average daily revolving line of credit balances	$139.5	$25.9	$0.3
Maximum amounts outstanding at any point during the year	$420.0	$104.6	$12.1

Other Indebtedness

Notes payable, five year loan notes, and foreign credit lines. As of December 28, 2012 and December 30, 2011, we had outstanding amounts of $35.5 million and $53.1 million, respectively, in notes payable, five-year loan notes, and foreign lines of credit. The weighted-average interest rates of the notes were approximately 4.68% and 4.04% as of December 28, 2012 and December 30, 2011, respectively. Notes payable primarily include notes used to finance the purchase of office equipment, computer equipment and furniture.

As of December 28, 2012 and December 30, 2011, we maintained several credit lines with aggregate borrowing capacity of $50.8 million and $33.7 million, respectively, and had remaining borrowing capacity of $47.7 million and $23.2 million, respectively.

Capital Leases. As of December 28, 2012 and December 30, 2011, we had obligations under our capital leases of approximately $59.2 million and $27.3 million, respectively, consisting primarily of leases for office equipment, computer equipment and furniture.

Maturities

As of December 28, 2012, the amounts of our long-term debt outstanding (excluding capital leases) that mature in the next five years and thereafter were as follows:

(In millions)
Less than one year	$43.4
Second year	60.1
Third year	71.8
Fourth year	626.8
Fifth year	399.8
Thereafter	803.2
Total	$2,005.1

As of December 28, 2012, the amounts of capital leases that mature in the next five years and thereafter were as follows:

(In millions)	Capital Leases
Less than one year	$29.9
Second year	11.7
Third year	9.6
Fourth year	7.6
Fifth year	3.5
Total minimum lease payments	62.3
Less: amounts representing interest	3.1
Present value of net minimum lease payments	$59.2